SECOND LEASE AMENDMENT

22ND

THIS SECOND LEASE AMENDMENT (the "Amendment") is executed as of the 15 day of OCTOBER, 2012, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and CVRx, INC., a Delaware corporation ("Tenant").

W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into a certain lease dated October 13, 2008, as amended by that First Lease Amendment dated November 30, 2010 (together, the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 26,379 square feet of space designated as Suite 650 (the "Leased Premises") located in the building commonly known as Crosstown VI (the "Building"), located at 9201 West Broadway North, Brooklyn Park, Minnesota 55445, within Crosstown North Business Center ("Park"); and

WHEREAS, Landlord and Tenant desire to extend the Lease Term through July 31, 2016; and

WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such extension and any other changes to the Lease, all as more particularly set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.

1. Incorporation of Recitals. The above recitals are hereby incorporated into this Amendment as if fully set forth herein.

2. Extension of Term. The Lease Term is hereby extended through July 31, 2016.

3. Amendment of Section 1.01. Basic Lease Provisions and Definitions. Commencing May 1, 2013, Section 1.01 of the Lease is hereby amended by deleting subsections (d), (e), (h) and (j) in their entirety and substituting the following in lieu thereof:

"(d) Minimum Annual Rent:

May 1, 2013 – July 31, 2013	$ 0.00 (3 months)
August 1, 2013 – July 31, 2016	$211,032.00 per year;

(e) Monthly Rental Installments:

May 1, 2013 – July 31, 2013	$ 0.00 per month
August 1, 2013 – July 31, 2016	$17,586.00 per month;

(h) Lease Term: extended through July 31, 2016;

(j) Broker: None representing Tenant;"

4. Amendment to Section 2.02. Construction of Tenant Improvements. Commencing May 1, 2013, Section 2.02 of the Lease is hereby amended by incorporating the following:

> "Tenant is currently is possession of the Leased Premises and accepts the same **"AS IS"** without representation or warranty by Landlord of any kind regarding the condition of the Leased Premises, except that Landlord shall, at Landlord's expense, perform all construction work in accordance with the scope of work attached hereto as **Amended Exhibit B**."

5. Brokers.

(a) Tenant represents and warrants that no real estate broker or brokers were involved on behalf of Tenant in the negotiation and execution of this Amendment. Tenant shall indemnify Landlord and hold it harmless from any and all liability for the breach of any such representation and warranty on its part and shall pay any compensation to any other broker or person who may be deemed or held to be entitled thereto.

(b) Landlord represents and warrants that, except for Duke Realty Services, LLC representing Landlord, no other real estate broker or brokers were involved on behalf of Landlord in the negotiation and execution of this Amendment. Landlord shall indemnify Tenant and hold it harmless from any and all liability for the breach of any such representation and warranty on its part and shall pay any compensation to any other broker or person who may be deemed or held to be entitled thereto.

6. Representations.

(a) Tenant hereby represents that (i) Tenant is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the State under which it was organized; (ii) Tenant is authorized to do business in the State where the Building is located; and (iii) the individual(s) executing and delivering this Amendment on behalf of Tenant has been properly authorized to do so, and such execution and delivery shall bind Tenant to its terms.

(b) Landlord hereby represents that (i) Landlord is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the State under which it was organized; (ii) Landlord is authorized to do business in the State where the Building is located; and (iii) the individual(s) executing and delivering this Amendment on behalf of Landlord has been properly authorized to do so, and such execution and delivery shall bind Landlord to its terms.

7. Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

8. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

9. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

LANDLORD:

DUKE REALTY LIMITED PARTNERSHIP,
an Indiana limited partnership

By: Duke Realty Corporation,
its general partner

Dated: 10/22/2012

By: [signature]
Patrick E. Mascia
Senior Vice President

STATE OF Minnesota)
) SS:
COUNTY OF Hennepin)

Before me, a Notary Public in and for said County and State, personally appeared Patrick E. Mascia, by me known and by me known to be the Senior Vice President of Duke Realty Corporation, an Indiana corporation, the general partner of Duke Realty Limited Partnership, who acknowledged the execution of the foregoing "Second Lease Amendment" on behalf of said partnership.

WITNESS my hand and Notarial Seal this 22ND day of October, 2012.

Linda L. Schirmer
NOTARY PUBLIC
State of Minnesota
My Commission Expires 1-31-2016

Linda L. Schirmer
Notary Public

LINDA L. SCHIRMER
Printed Signature

My Commission Expires: 1/31/2016

My County of Residence: Hennepin

TENANT:

CVRx, INC., a Delaware corporation

Dated: 10/15/2012

By: [signature]

Name: NADIM YARED

Title: CEO

STATE OF Minnesota)
) SS:
COUNTY OF Hennepin)

Before me, a Notary Public in and for said County and State, personally appeared Nadim Yared, by me known and by me known to be the CEO of CVRx, Inc., a Delaware corporation, who acknowledged the execution of the foregoing "Second Lease Amendment" on behalf of said corporation.

WITNESS my hand and Notarial Seal this 15 day of October, 2012.

RHONDA M. BURT
NOTARY PUBLIC-MINNESOTA
My Commission Expires Jan. 31, 2015

Rhonda M Burt
Notary Public

Rhonda M. Burt
Printed Signature

My Commission Expires: 1/31/2015

My County of Residence: Hennepin

f:\real estate\minn industrial\crosstown vi\amendments\cvrx, inc. - 2la.doc 9/14/12 10:00 AM